EXHIBIT 32.1

Section 1350 Certification of the Chief Executive Officer

I, Daniel Del Rosario, Chief Executive Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)     the Annual Report on Form 10-K of the Company for the fiscal year ended November 2, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL DEL ROSARIO

Daniel Del Rosario
Chief Executive Officer
January 26, 2004